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                                                                    EXHIBIT 32.1

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Triarc Companies, Inc., a Delaware corporation (the 'Company'), does hereby certify, to the best of such officer's knowledge, that:

    The Annual Report on Form 10-K for the year ended January 2, 2005 (the 'Form 10-K') of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

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Dated: March 18, 2005                                      /s/ Nelson Peltz
                                             ............................................
                                                             NELSON PELTZ
                                                 CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Dated: March 18, 2005                                  /s/ Francis T. McCarron
                                             ............................................
                                                         FRANCIS T. MCCARRON
                                                  EXECUTIVE VICE PRESIDENT AND CHIEF
                                                          FINANCIAL OFFICER
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    A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Triarc Companies, Inc.
and will be retained by Triarc Companies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

    The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-K or as a separate disclosure document.